MassRoots

Technology Platform for Cannabis Consumers and Businesses

OTCQB: MSRT

April 2017


4:20 PM
100%
Find dispensaries by location
E 16th Ave
E Colfax Ave
E 14th Ave
Good Chemistry
330 E Colfax Ave.
Open 10am - 6:45pm
0.1 mi
4:20 PM
100%
Cannabis, users & hashtags
FOLLOWING
REVIEWS
LOCAL
GLOBAL
igrowweed rated Blueberry
4:20 PM
100%
Post
Blueberry
Killer trichomes on this sample...love the smell and overall effect from this hybrid!

Safe Harbor and Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations are based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MassRoots with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

INVESTMENT HIGHLIGHTS

- MassRoots is one of the **leading technology platforms** for medical cannabis consumers with over 1,000,000 registered users.
- Businesses are able to leverage MassRoots by strategically advertising to consumers based on their preferences and tendencies.
- MassRoots has over **22,000 shareholders** and has raised over $15 million to date through offerings.
- In 2016, **Uber and Fusion (division of Univision)** were paying advertisers, in addition to hundreds of cannabis-related businesses.
- Targeting the regulated cannabis market, projected to grow from **$6.7 billion in 2016 to $22.6 billion by 2021** according to ArcView Market Research.
- Over the next 12 months, medical or adult-use cannabis laws will take effect in **California, Florida, Nevada, Massachusetts**, and several other states, expected to accelerate MassRoots' growth.

PROBLEM



Which of these **65 products** is right for you?

- Good information on cannabis products does not exist, so many consumers are unable to research which products or strains they should purchase.
- There is no interstate distribution of cannabis products, leading to a series of diverse but highly-fragmented and disconnected markets.
- The quality and effect of strains often depends on how the grower nurtures the plant; it is not just a result of genetics.

MASSROOTS CONNECTS PEOPLE WITH THE BEST PRODUCTS

- Powered by more than one million registered users, MassRoots enables consumers to rate products and strains based on their efficacy in treating specific ailments (i.e. back-pain or epilepsy) and then presents this information in easy-to-digest formats for consumers to make educated purchasing decisions at their local dispensary.
- Users will be able to search for the best products to treat their condition and see which dispensaries in their local area have them in stock.
- Through Whaxy, a company MassRoots acquired in January 2017, users will be able to order products and pick them up at their local dispensary.



4:20 PM
100%
Cannabis, users & hashtags
TRENDING STRAINS
Blueberry
4.2 7
Girl Scout Cookies
4.2 7
POPULAR POSTS

BUSINESS MODEL

LOCAL ADVERTISING

- Dispensaries pay MassRoots a monthly listing fee for exposure to our community; rates vary from $100-$2,000/month.
- There are currently roughly 5,000 dispensaries in the United States, expected to grow to 10,000 by 2020.

BRAND ADVERTISING

- Brands pay MassRoots on a cost-per-impression or cost-per-click basis for targeted ads based on users' preferences and tendencies displayed in users' newsfeeds.

TRANSACTION FEES

- With MassRoots' acquisition of Whaxy, the Company will be able to start taking transaction fees of orders placed by users as soon as state regulations allow.

DATA SALES

- MassRoots is collecting a tremendous amount of data about which products are trending in geographic areas and have the highest margins. In late 2017, MassRoots will begin to offer businesses interactive dashboards for a small monthly fee to gain access to exclusive market data.

FINANCIALS

- For the fiscal year ended December 31, 2016, MassRoots increased its revenue by 227% over the same period in 2015.
- The majority of advertising revenue has come from dispensaries and cannabis-brands in CO and CA.
- Revenues are expected to grow significantly as the California, Florida, Massachusetts and Nevada markets come online during 2017 and 2018.
- The Company is debt-free.
- Uber and Fusion (division of Univision) became the first mainstream, non-cannabis brands to advertise with MassRoots in 2016.

MassRoots is a fully reporting company to the Securities and Exchange Commission. Our audited financials for 2013, 2014, 2015, and 2016 are available on Edgar.


CANADA
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Colorado
Arizona
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Vermont
New Hampshire
Maine
Mass.
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
DC
Alaska
Hawaii
Legal Adult Use
Legal Medical Use
CBD-Only
Source: ArcView Market Research Report

GROWTH OF REGULATED CANNABIS MARKET


NORTH AMERICAN LEGAL CANNABIS SPENDING 2015-2021
$25 Billion
$20 Billion
$15 Billion
$10 Billion
$5 Billion
$0
970M
4.0B
1.8B
4.9B
2.5B
5.7B
4.2B
7.0B
7.6B
7.0B
10.7B
7.3B
14.9B
7.7B
2015
2016
2017
2018
2019
2020
2021
Adult Use
Medical
SOURCE: ARCVIEW MARKET RESEARCH REPORT

- The regulated cannabis industry in the United States is expected to grow at a 27% compound annual growth rate according to ArcView Market Research.
- Our collective knowledge about cannabis is continually increasing, meaning there are more variables to navigate.
- There will always be a need for a community-driven platform for product reviews – Vivino is a good comparable in the wine industry.

MANAGEMENT TEAM



ISAAC DIETRICH

CHIEF EXECUTIVE OFFICER

Isaac is Chairman and CEO of MassRoots since its inception in 2013. He was formerly the Field Director for Congressman E. Scott Rigell from Virginia. He was a finalist for Peter Thiel's 20 Under 20 competition.



LANCE GALEY

CHIEF TECHNOLOGY OFFICER

For nearly 20 years, Lance has been a technology leader in some of the best known web and cloud service businesses in the world including Salesforce, The Walt Disney Company, and Microsoft.



BOB PULLAR

CHIEF FINANCIAL OFFICER

Prior to MassRoots, Bob served as Managing Director of Axis Private Equity Group, LLC, an investment firm focused on making equity investments in well-managed, profitable companies.

ENGINEERS & DESIGNERS FROM:

salesforce

Microsoft

skype™

TARGET

MOTOROLA

Barracuda

BLIZZARD ENTERTAINMENT

BOARD OF ADVISORS



STEVE MARKOWITZ

MYPOINTS.COM

Founder and Former CEO

Founded MyPoints.com in 1996; scaled it $100mm+ in annual revenue and $2.3 billion market capitalization. Was 9th best performing IPO on Nasdaq in 1999.



SHMUEL TENNENHAUS

LEMONHAZE

Technical Advisor

Shmuel Tennenhaus was the Vice President of Marketing for BigFish Games when it was acquired by Churchill Downs for $775mm cash. He is currently the President of a cannabis data analytics firm, LemonHaze.



ANTHONY NYSTROM

MASHABLE

Principal Artificial Intelligence

Anthony Nystrom serves as Mashable's Principal for Artificial Intelligence. Before joining Mashable, Anthony served as a founder, architect and CTO at a number of enterprise and startup environments.

THE POWER OF THE MASSROOTS COMMUNITY

- App Store banned MassRoots in Nov. 2014 over cannabis-related concerns
- Over 10,000 of our then 180,000 users sent personal emails to Apple on why MassRoots should be re-instated
- The leading cannabis trade and investor organizations authored a policy letter to Tim Cook co-signed by dozens of cannabis business leaders
- Apple re-admits MassRoots to App Store in Feb. 2015

PRESS COVERAGE

CNN
CNBC
THE WALL STREET JOURNAL.
FORTUNE
THE HUFFINGTON POST
THE DENVER POST
San Francisco Chronicle
BuzzFeed

DEEP CANNABIS INDUSTRY CONNECTIONS

THE ARCVIEW GROUP

NATIONAL CANNABIS INDUSTRY ASSOCIATION
TheCannabisIndustry.org

- We regularly leverage both businesses and our users in our community to help pass legalization initiatives and implement favorable regulations, which increases brand loyalty.
- We have raised several rounds of capital through the ArcView Group, the largest accredited investor network focused on the cannabis industry.
- Many dispensary owners, growers, and industry professionals are shareholders of MassRoots with a vested interest in our success.

MassRoots | One of the largest and fastest growing technology platforms for cannabis consumers and businesses.

Exchange	**OTCQB**
Ticker	**MSRT**
Headquarters	**Denver, CO**
Employees	**31**
Year Founded	**2013**

Price	**$0.95**
Shares Outstanding	**84.87 Million**
Market Capitalization	**$80.62 Million**
Public Float	**46 Million Shares**
Shareholders	**22,000+**

as of 3/31/17

CONTACT

MassRoots

MassRoots, Inc.
1624 Market Street, Suite 201
Denver, CO 80202
(720) 442-0052
www.massroots.com

Media and Investor Relations

IRTH COMMUNICATIONS | INVESTOR RELATIONS STRATEGIC CONSULTING CAPITAL FORMATION SERVICES

IRTH Communications
Robert Haag, Managing Director
Tel: 866-976-4754
MSRT@irthcommunications.com